EXHIBIT 4(a)


                     AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 13th day of January, 2006, by and between MTB Group of Funds, a Delaware statutory trust, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 (the "MTB Trust"), with respect to MTB Maryland Municipal Bond Fund (the "Acquiring Fund"), a series of the MTB Trust, and The FBR Funds, a Delaware statutory trust, with its principal place of business at 1001 Nineteenth Street North, Arlington, VA 22209 (the "FBR Trust"), with respect to FBR Maryland Tax-Free Portfolio, a series of the FBR Trust ("Acquired Fund" and, collectively with the Acquiring Fund, the "Funds").

      This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. The reorganization will consist of:
(i) the transfer of all of the assets of the Acquired Fund in exchange for Class A Shares of the Acquiring Fund ("Acquiring Fund Shares"); and (ii) the distribution of the Acquiring Fund Shares to the holders of the shares of the Acquired Fund and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

      WHEREAS, the Acquiring Fund and the Acquired Fund are a separate series of the MTB Trust and the FBR Trust, respectively, and the MTB Trust and the FBR Trust are open-end, registered management investment companies and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, the Acquiring Fund and the Acquired Fund are each authorized to issue their shares of beneficial interest;

      WHEREAS, the Trustees of the MTB Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

      WHEREAS, the Trustees of the FBR Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                       ARTICLE I

           TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING
                   FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

      1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by (a) multiplying the shares outstanding of the Acquired Fund by (b) the ratio computed by dividing (x) the net asset value per share of the Acquired Fund by (y) the net asset value per share of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of shares of the Acquired Fund will receive Acquiring Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

      1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivable, stock splits, settlement rights and payments owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

      The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

      1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

      1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund (the "Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

      1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

      1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

      1.8 TERMINATION. The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

      1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the
Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

                                      ARTICLE II

                                       VALUATION

      2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the MTB Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust Instrument"), the Acquiring Fund's then current Prospectus and Statement of Additional Information, and the MTB Trust's Pricing Committee Procedures, or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, using the valuation procedures set forth in the MTB Trust Instrument the Acquiring Fund's then current Prospectus and Statement of Additional Information, and the MTB Trust's Pricing Committee Procedures, or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets, shall be determined by (a) multiplying the shares outstanding of the Acquired Fund by (b) the ratio computed by (x) dividing the net asset value per share of the Acquired Fund by (y) the net asset value per share of the Acquiring Fund determined in accordance with paragraph 2.2.

      2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

                                      ARTICLE III

                               CLOSING AND CLOSING DATE

      3.1 CLOSING DATE. The closing shall occur on or about February 24, 2006, or such other date(s) as the parties may agree to in writing (the "Closing Date"). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.
      3.2 CUSTODIAN'S CERTIFICATE. The custodian for the Acquired Fund (the "Custodian") shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

      3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored, or such other date(s) as the parties may agree to in writing.

      3.4 TRANSFER AGENT'S CERTIFICATE. Integrated Fund Services, Inc., as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Boston Financial Data Services, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the MTB Trust or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                      ARTICLE IV

                            REPRESENTATIONS AND WARRANTIES

      4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The FBR Trust, on behalf of the Acquired Fund, represents and warrants to the MTB Trust, on behalf of the Acquiring Fund, as follows:

a) The Acquired Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

b) The FBR Trust is registered as an open-end management investment company under the 1940 Act, and the FBR Trust's registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect.

c) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the FBR Trust's Trust Instrument or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

f)    Except  as  otherwise  disclosed  in  writing  to  and  accepted  by the
      Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that could materially and adversely affect its business or its ability to consummate the transactions contemplated herein.

g) The audited financial statements of the Acquired Fund as of October 31, 2005, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the MTB Trust on behalf of the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the MTB Trust on behalf of the Acquiring Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

i) All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown to be due on such returns and reports have been paid or provision shall have been made for the payment thereof. To the best of the FBR Trust's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

j) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.

k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the state of Delaware, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

m) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

n) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the FBR Trust with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

o) The Acquired Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC"), as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Delaware law for the execution of this Agreement by the FBR Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Delaware law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

      4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The MTB Trust, on behalf of the Acquiring Fund, represents and warrants to the FBR Trust, on behalf of the Acquired Fund, as follows:

I. The Acquiring Fund is a legally designated, separate series of a business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

II. The MTB Trust is registered as an open-end management investment company under the 1940 Act, and the MTB Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

III. The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

IV. The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the MTB Trust's Trust Instrument or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

V. Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that could materially and adversely affect its business or its ability to consummate the transaction contemplated herein.

VI. The audited financial statements of the Acquiring Fund as of April 30, 2005 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the FBR Trust on behalf of the Acquired Funds fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

VII. The unaudited financial statements of the Acquiring Fund as of October 31, 2005, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the FBR Trust on behalf of the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2005, and there are no know contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

VIII. Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

IX. All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed. All federal and other taxes shown to be due on such returns and reports have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

X. All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

XI. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

XII. Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

XIII. The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

XIV. From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the MTB Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

XV. The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

XVI. No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the MTB Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the MTB Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Delaware law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

XVII. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                       ARTICLE V

                 COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

      5.2 APPROVAL OF SHAREHOLDERS. The FBR Trust will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

      5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

      5.4   ADDITIONAL   INFORMATION.   The  Acquired  Fund  will  assist  the
Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

      5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

      5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the FBR Trust's Treasurer.

      5.7   PREPARATION  OF  REGISTRATION  STATEMENT  AND  SCHEDULE 14A  PROXY
STATEMENT. The MTB Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the "Registration Statement"). The Registration Statement on Form N-14 shall include a proxy statement of the Acquired Fund and a Prospectus of the Acquiring Fund
relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

      5.8 PAYMENT OF DIVIDENDS AND CAPITAL GAINS. The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under
Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

                                      ARTICLE VI

               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

      6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date and all covenants of the Acquiring Fund contained in this Agreement shall have been complied with in all material respects as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the MTB Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

      6.2 The Acquired Fund shall have received an opinion of Reed Smith LLP, counsel to the MTB Trust ("Counsel"), substantially to the effect that:

   a) The Acquiring Fund is a validly existing series of the MTB Trust, a statutory trust duly formed and validly existing and in good standing under the laws of the State of Delaware with the power under its Trust Instrument to carry on its business and to own all of its properties and assets.

   b) This Agreement (a) has been duly authorized and executed by the MTB Trust on behalf of the Acquiring Fund and (b) assuming due
      authorization,   execution,  and  delivery  of  this  Agreement  by  the
      Acquired Fund, is a legal, valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, as from time to time in effect, (ii) application of equitable principles
      (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies.

   c) The Acquiring Fund's Shares to be issued and delivered to the Acquired Fund Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and non-assessable (except as disclosed in the MTB Trust's then current prospectus and statement of additional information).

   d) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not (a) materially violate the MTB Trust's Trust Instrument or By-laws or any provision of any agreement known to Counsel, to which the MTB Trust (with respect to the Acquiring Fund) is a party or by which it is bound or (b) to the knowledge of Counsel, result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree known to Counsel to which the MTB Trust (with respect to the Acquiring Fund) is a party or by which it (with respect to the Acquiring Fund) is bound.

   e) To the knowledge of Counsel, no consent, approval, authorization or order of any Delaware or Federal Court or governmental authority of the State of Delaware or the United States of America is required for the consummation by the MTB Trust on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act.

   f) The MTB Trust is registered with the SEC as an investment company, and to the knowledge of Counsel, no order has been issued or proceeding instituted to suspend such registration.

   g) To the knowledge of Counsel, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to the MTB Trust (with respect to the Acquiring Fund) or any of its properties or assets attributable or allocable to the Acquiring Fund and (b) the Trust (with respect to the Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund's business.

      In rendering such opinion, Counsel may (i) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, and other customary assumptions as the parties may agree, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization; and (v) rely on certificates of officers or trustees of the MTB Trust, in each case reasonably acceptable to the MTB Trust.

                                      ARTICLE VII

               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

      7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date and all covenants of the Acquired Fund contained in this Agreement shall have been complied with in all material respects as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund's name by the FBR Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

      7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the FBR Trust.

      7.3 The Acquiring Fund shall have received an opinion of Dechert LLP, counsel to the FBR Trust ("Counsel"), substantially to the effect that:

   a) The Acquired Fund is a validly existing series of the FBR Trust, a statutory trust duly formed and validly existing and in good standing under the laws of the State of Delaware with the power under its Trust Instrument to carry on its business and to own all of its properties and assets.

   b) This Agreement (a) has been duly authorized and executed by the FBR Trust on behalf of the Acquired Fund and (b) assuming due authorization, execution, and delivery of this Agreement by the
      Acquiring Fund, is a legal, valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, as from time to time in effect, (ii) application of equitable principles
      (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies.

   c) All issued and outstanding shares of the Acquired Fund are duly authorized and validly issued and outstanding and fully paid and non-assessable (except as disclosed in the FBR Trust's then current prospectus and statement of additional information).

   d) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not (a) materially violate the FBR Trust's Trust Instrument or By-laws or any provision of any agreement known to Counsel, to which the FBR Trust (with respect to the Acquired Fund) is a party or by which it is bound or (b) to the knowledge of Counsel, result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree known to Counsel to which the FBR Trust (with respect to the Acquired Fund) is a party or by which it (with respect to the Acquired Fund) is bound.

   e) To the knowledge of Counsel, no consent, approval, authorization or order of any Delaware or Federal Court or governmental authority of the State of Delaware or the United States of America is required for the consummation by the FBR Trust on behalf of the Acquired Fund, of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act.

   f) The FBR Trust is registered with the SEC as an investment company, and to the knowledge of Counsel, no order has been issued or proceeding instituted to suspend such registration.

   g) To the knowledge of Counsel, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to the FBR Trust (with respect to the Acquired Fund) or any of its properties or assets attributable or allocable to the Acquired Fund and (b) the FBR Trust (with respect to the Acquired Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund's business.

      In rendering such opinion, Counsel may (i) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, and other customary assumptions as the parties may agree, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization; and (v) rely on certificates of officers or trustees of the FBR Trust, in each case reasonably acceptable to the FBR Trust.


                                     ARTICLE VIII

                  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                           ACQUIRING FUND AND ACQUIRED FUND

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the FBR Trust's Trust Instrument and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

      8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

      8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

      8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5 The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

e) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

      Such  opinion  shall  be  based  on  customary   assumptions   and  such
      representations as Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be reorganized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

                                      ARTICLE IX

                                       EXPENSES

      9.1 MTB Investment Advisors, Inc. ("MTBIA"), on behalf of the Acquiring Fund, and FBR Fund Advisers, Inc., on behalf of the Acquired Fund, or their respective affiliates will pay all expenses associated with
Acquiring Fund's and Acquired Fund's, as the case may be, participation in the Reorganization. Reorganization expenses include, without limitation:
(a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and
(g) other related administrative or operational costs. Registration fees will be borne by the MTB Trust on an as-incurred basis.

                                       ARTICLE X

                       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The MTB Trust, on behalf of the Acquiring Fund, and the FBR Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

      10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.


                                      ARTICLE XI

                                      TERMINATION

      11.1 This Agreement may be terminated by the mutual agreement of the MTB Trust and the FBR Trust. In addition, either the MTB Trust or the FBR Trust may at its option terminate this Agreement at or before the Closing Date due to:

a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c) a determination by a party's Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the FBR Trust or the MTB Trust, respectively, and notice given to the other party hereto.

               The failure of the Acquired Fund to consummate the transactions contemplated in this Agreement, or the FBR Virginia Tax-Free
Portfolio to consummate the transaction in its Agreement and Plan of Reorganization with MTB Virginia Municipal Bond Fund, will not affect the consummation of the Reorganization with respect to the other Acquired Fund.

      11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Acquired Fund, the MTB Trust, the FBR Trust, or their respective Trustees or officers, to the other party or its Trustees or officers.

                                      ARTICLE XII

                                    INDEMNIFICATION

      12.1 FBR Fund Advisers, Inc. and Friedman, Billings, Ramsey Group, Inc. (together, the "Indemnitors") agree to indemnify and hold harmless MTBIA and the Acquiring Fund from and against any and all claims, demands, liens, suits, causes of action, obligations, liabilities, damages, losses, shareholder dilution, fees, penalties, expenses (including reasonable attorneys' fees), fines, judgments, and orders resulting from or arising out of, and costs associated with, the matter described under -- "Fund Manager - Sub-Adviser" in the Fixed Income Prospectus dated February 28, 2005 of FBR Trust, as it may be further amended or supplemented.

                                     ARTICLE XIII

                                      AMENDMENTS

      13.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the FBR Trust and the MTB Trust as specifically authorized by their respective Board of Trustees; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                      ARTICLE XIV

                  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                                LIMITATION OF LIABILITY

      14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

      14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

        14.5 It is expressly agreed that the obligations of the Acquiring Fund shall not be binding upon any of the MTB Trust Trustees, shareholders, nominees, officers, agents or employees of the MTB Trust personally, but shall bind only the trust property of the Acquiring Fund as provided in the Trust Instrument of the MTB Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the MTB Trust and signed by authorized officers of the MTB Trust acting as such. Neither the authorization of such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the MTB Trust's Trust Instrument.




      IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                                    THE FBR FUNDS
                                    on behalf of its portfolio, FBR Maryland
                                    Tax-Free Portfolio

                                    Name: /s/ Susan L. Silva
                                    Title:_____________________Treasurer


                                    MTB GROUP OF FUNDS
                                    on behalf of its portfolio,
                                    MTB Maryland Municipal Bond Fund

                                    Name: /s/ Judith J. Mackin
                                    Title:Vice President


                                    MTB INVESTMENT ADVISORS, INC.,
                                    with respect to the agreement described
                                    in Article IX, Section 9.1 of the
                                    Agreement

                                    Name: /s/ William F. Dwyer
                                    Title:President and Chief Investment Officer


                                    FBR FUND ADVISERS, INC.,
                                    with respect to the agreements described in Article IX, Section 9.1 and Article XII, Section 12.1 of the Agreement

                                    Name: /s/ W. Bart Sanders
                                    Title:Senior Vice President and Assistant
                                    Secretary


                                    FRIEDMAN, BILLINGS, RAMSEY
                                    GROUP, INC.,
                                    with respect to the agreement described
                                    in Article XII, Section 12.1 of the
                                    Agreement

                                    Name: /s/ Richard J. Hendrix
                                    Title:President and Chief Operating Officer
                                     B-15

                                                                  Exhibit 4(b)



                     AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 13th day of January, 2006, by and between MTB Group of Funds, a Delaware statutory trust, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 (the "MTB Trust"), with respect to MTB Virginia Municipal Bond Fund (the "Acquiring Fund"), a newly-organized series of the MTB Trust, and The FBR Funds, a Delaware statutory trust, with its principal place of business at 1001 Nineteenth Street North, Arlington, VA 22209 (the "FBR Trust"), with respect to FBR Virginia Tax-Free Portfolio, a series of the FBR Trust ("Acquired Fund" and, collectively with the Acquiring Fund, the "Funds").

      This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. The reorganization will consist of:
(i) the transfer of all of the assets of the Acquired Fund in exchange for Class A Shares of the Acquiring Fund ("Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; and
(iii) the distribution of the Acquiring Fund Shares to the holders of the shares of the Acquired Fund and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

      WHEREAS, the Acquiring Fund and the Acquired Fund are a separate series of the MTB Trust and the FBR Trust, respectively, and the MTB Trust and the FBR Trust are open-end, registered management investment companies and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, the Acquiring Fund and the Acquired Fund are each authorized to issue their shares of beneficial interest;

      WHEREAS, the Trustees of the MTB Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

      WHEREAS, the Trustees of the FBR Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                  ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES
    AND THE ASSUMPTION OF ACQUIRED FUNDS' LIABILITIES; LIQUIDATION OF THE
                                ACQUIRED FUND

      1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees to (i) deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares equal to the number of full and fractional number of shares of the Acquired Fund ("Acquired Fund Shares") outstanding at the Closing Date, so that the net asset value per share of the Acquired Fund Shares becomes the net asset value per share of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and
(ii) to assume all of the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Holders of Acquired Fund Shares will receive Acquiring Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

      1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivable, stock splits, settlement rights and payments owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

      The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

      1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of such Acquired Fund's liabilities, debts, obligations, and duties of whichever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

      1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund (the "Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

      1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

      1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

      1.8 TERMINATION. The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

      1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the
Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

                                  ARTICLE II

                                  VALUATION

      2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the MTB Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust Instrument"), the Acquiring Fund's then current Prospectus and Statement of Additional Information, and the MTB Trust's Pricing Committee Procedures, or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, using the valuation procedures set forth in the MTB Trust Instrument, the Acquiring Fund's then current Prospectus and Statement of Additional Information, and the MTB Trust's Pricing Committee Procedures, or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets, shall be determined by (a) multiplying the shares outstanding of the Acquired Fund by (b) the ratio computed by (x) dividing the net asset value per share of the Acquired Fund by (y) the net asset value per share of the Acquiring Fund determined in accordance with paragraph 2.2.

      2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

                                 ARTICLE III

                           CLOSING AND CLOSING DATE

      3.1 CLOSING DATE. The closing shall occur on or about February 24, 2006, or such other date(s) as the parties may agree to in writing (the "Closing Date"). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.
      3.2 CUSTODIAN'S CERTIFICATE. The custodian for the Acquired Fund (the "Custodian") shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

      3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored, or such other date(s) as the parties may agree to in writing.

      3.4 TRANSFER AGENT'S CERTIFICATE. Integrated Fund Services, Inc., as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Boston Financial Data Services, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the MTB Trust or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

      4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The FBR Trust, on behalf of the Acquired Fund, represents and warrants to the MTB Trust, on behalf of the Acquiring Fund, as follows:

q) The Acquired Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

r) The FBR Trust is registered as an open-end management investment company under the 1940 Act, and the FBR Trust's registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect.

s) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

t) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the FBR Trust's Trust Instrument or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

u) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

v)    Except  as  otherwise  disclosed  in  writing  to  and  accepted  by the
      Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that could materially and adversely affect its business or its ability to consummate the transactions contemplated herein.

w) The audited financial statements of the Acquired Fund as of October 31, 2005, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the MTB Trust on behalf of the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

x) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the MTB Trust on behalf of the Acquiring Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

y) All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown to be due on such returns and reports have been paid or provision shall have been made for the payment thereof. To the best of the FBR Trust's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

z) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.

aa) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the state of Delaware, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

bb) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

cc) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

dd) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the FBR Trust with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

ee) The Acquired Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC"), as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

ff) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Delaware law for the execution of this Agreement by the FBR Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Delaware law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

      4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The MTB Trust, on behalf of the Acquiring Fund, represents and warrants to the FBR Trust, on behalf of the Acquired Fund, as follows:

a) The Acquiring Fund is a legally designated, separate series of a business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

b) The MTB Trust is registered as an open-end management investment company under the 1940 Act, and the MTB Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the MTB Trust's Trust Instrument or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that could materially and adversely affect its business or its ability to consummate the transaction contemplated herein.

f) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed. All federal and other taxes shown to be due on such returns and reports have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

g) Any issued and outstanding Acquiring Fund Shares prior to the Closing Date represent the initial capital and are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

h) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

i) Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

j) The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

k) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the MTB Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

l) The Acquiring Fund will qualify as a RIC under the Code for its first taxable year ending after the Closing Date.

m) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the MTB Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the MTB Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Delaware law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                  ARTICLE V

            COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1 OPERATION IN ORDINARY COURSE. The Acquired Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

      5.2 APPROVAL OF SHAREHOLDERS. The FBR Trust will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

      5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

      5.4   ADDITIONAL   INFORMATION.   The  Acquired  Fund  will  assist  the
Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

      5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

      5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the FBR Trust's Treasurer.

      5.7   PREPARATION  OF  REGISTRATION  STATEMENT  AND  SCHEDULE 14A  PROXY
STATEMENT. The MTB Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the "Registration Statement"). The Registration Statement on Form N-14 shall include a proxy statement of the Acquired Fund and a Prospectus of the Acquiring Fund
relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

                                  ARTICLE VI

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

      6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date and all covenants of the Acquiring Fund contained in this Agreement shall have been complied with in all material respects as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the MTB Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

      6.2 The Acquired Fund shall have received an opinion of Reed Smith LLP, counsel to the MTB Trust ("Counsel"), substantially to the effect that:

   a) The Acquiring Fund is a validly existing series of the MTB Trust, a statutory trust duly formed and validly existing and in good standing under the laws of the State of Delaware with the power under its Trust Instrument to carry on its business and to own all of its properties and assets.

   b) This Agreement (a) has been duly authorized and executed by the MTB Trust on behalf of the Acquiring Fund and (b) assuming due
      authorization,   execution,  and  delivery  of  this  Agreement  by  the
      Acquired Fund, is a legal, valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, as from time to time in effect, (ii) application of equitable principles
      (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies.

   c) The Acquiring Fund's Shares to be issued and delivered to the Acquired Fund Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and non-assessable (except as disclosed in the MTB Trust's then current prospectus and statement of additional information).

   d) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not (a) materially violate the MTB Trust's Trust Instrument or By-laws or any provision of any agreement known to Counsel, to which the MTB Trust (with respect to the Acquiring Fund) is a party or by which it is bound or (b) to the knowledge of Counsel, result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree known to Counsel to which the MTB Trust (with respect to the Acquiring Fund) is a party or by which it (with respect to the Acquiring Fund) is bound.

   e) To the knowledge of Counsel, no consent, approval, authorization or order of any Delaware or Federal Court or governmental authority of the State of Delaware or the United States of America is required for the consummation by the MTB Trust on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act.

   f) The MTB Trust is registered with the SEC as an investment company, and to the knowledge of Counsel, no order has been issued or proceeding instituted to suspend such registration.

   g) To the knowledge of Counsel, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to the MTB Trust (with respect to the Acquiring Fund) or any of its properties or assets attributable or allocable to the Acquiring Fund and (b) the Trust (with respect to the Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund's business.

      In rendering such opinion, Counsel may (i) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, and other customary assumptions as the parties may agree, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization; and (v) rely on certificates of officers or trustees of the MTB Trust, in each case reasonably acceptable to the MTB Trust.


                                 ARTICLE VII

          CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

      7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date and all covenants of the Acquired Fund contained in this Agreement shall have been complied with in all material respects as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund's name by the FBR Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

      7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the FBR Trust.

      7.3 The Acquiring Fund shall have received an opinion of Dechert LLP, counsel to the FBR Trust ("Counsel"), substantially to the effect that:

   a) The Acquired Fund is a validly existing series of the FBR Trust, a statutory trust duly formed and validly existing and in good standing under the laws of the State of Delaware with the power under its Trust Instrument to carry on its business and to own all of its properties and assets.

   b) This Agreement (a) has been duly authorized and executed by the FBR Trust on behalf of the Acquired Fund and (b) assuming due authorization, execution, and delivery of this Agreement by the
      Acquiring Fund, is a legal, valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, as from time to time in effect, (ii) application of equitable principles
      (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies.

   c) All issued and outstanding shares of the Acquired Fund are duly authorized and validly issued and outstanding and fully paid and non-assessable (except as disclosed in the FBR Trust's then current prospectus and statement of additional information).

   d) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not (a) materially violate the FBR Trust's Trust Instrument or By-laws or any provision of any agreement known to Counsel, to which the FBR Trust (with respect to the Acquired Fund) is a party or by which it is bound or (b) to the knowledge of Counsel, result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree known to Counsel to which the FBR Trust (with respect to the Acquired Fund) is a party or by which it (with respect to the Acquired Fund) is bound.

   e) To the knowledge of Counsel, no consent, approval, authorization or order of any Delaware or Federal Court or governmental authority of the State of Delaware or the United States of America is required for the consummation by the FBR Trust on behalf of the Acquired Fund, of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act.

   f) The FBR Trust is registered with the SEC as an investment company, and to the knowledge of Counsel, no order has been issued or proceeding instituted to suspend such registration.

   g) To the knowledge of Counsel, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to the FBR Trust (with respect to the Acquired Fund) or any of its properties or assets attributable or allocable to the Acquired Fund and (b) the FBR Trust (with respect to the Acquired Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund's business.

      In rendering such opinion, Counsel may (i) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, and other customary assumptions as the parties may agree, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization; and (v) rely on certificates of officers or trustees of the FBR Trust, in each case reasonably acceptable to the FBR Trust.


                                 ARTICLE VIII

              FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                       ACQUIRING FUND AND ACQUIRED FUND

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the FBR Trust's Trust Instrument and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

      8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

      8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

      8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5 The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

g) The transfer of all of the Acquired Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

h) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

i) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

j) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

k) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

l) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

      Such  opinion  shall  be  based  on  customary   assumptions   and  such
      representations as Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be reorganized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

                                  ARTICLE IX

                                   EXPENSES

      9.1 MTB Investment Advisors, Inc ("MTBIA"), on behalf of the Acquiring Fund, and FBR Fund Advisers, Inc., on behalf of the Acquired Fund, or their respective affiliates will pay all expenses associated with
Acquiring Fund's and Acquired Fund's, as the case may be, participation in the Reorganization. Reorganization expenses include, without limitation:
(a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and
(g) other related administrative or operational costs. Registration fees will be borne by the MTB Trust on an as-incurred basis.

                                  ARTICLE X

                   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The MTB Trust, on behalf of the Acquiring Fund, and the FBR Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

      10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.


                                  ARTICLE XI

                                 TERMINATION

      11.1 This Agreement may be terminated by the mutual agreement of the MTB Trust and the FBR Trust. In addition, either the MTB Trust or the FBR Trust may at its option terminate this Agreement at or before the Closing Date due to:

d) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

e) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

f) a determination by a party's Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the FBR Trust or the MTB Trust, respectively, and notice given to the other party hereto.

      The failure of the Acquired Fund to consummate the transactions contemplated in this Agreement, or the FBR Maryland Tax-Free Portfolio to consummate the transaction in its Agreement and Plan of Reorganization with MTB Maryland Municipal Bond Fund, will not affect the consummation of the Reorganization with respect to the other Acquired Fund.

      11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Acquired Fund, the MTB Trust, the FBR Trust, or their respective Trustees or officers, to the other party or its Trustees or officers.

                                 ARTICLE XII

                               INDEMNIFICATION

      12.1 FBR Fund Advisers, Inc. and Friedman, Billings, Ramsey Group, Inc. (together, the "Indemnitors") agree to indemnify and hold harmless MTBIA and the Acquiring Fund from and against any and all claims, demands, liens, suits, causes of action, obligations, liabilities, damages, losses, shareholder dilution, fees, penalties, expenses (including reasonable attorneys' fees), fines, judgments, and orders resulting from or arising out of, and costs associated with, the matter described under -- "Fund Manager - Sub-Adviser" in the Fixed Income Prospectus dated February 28, 2005 of FBR Trust, as it may be further amended or supplemented.

                                 ARTICLE XIII

                                  AMENDMENTS

      13.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the FBR Trust and the MTB Trust as specifically authorized by their respective Board of Trustees; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                 ARTICLE XIV

              HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                           LIMITATION OF LIABILITY

      14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

      14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5 It is expressly agreed that the obligations of the Acquiring Fund shall not be binding upon any of the MTB Trust Trustees, shareholders, nominees, officers, agents or employees of the MTB Trust personally, but shall bind only the trust property of the Acquiring Fund as provided in the Trust Instrument of the MTB Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the MTB Trust and signed by authorized officers of the MTB Trust acting as such. Neither the authorization of such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the MTB Trust's Trust Instrument.




      IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                                    THE FBR FUNDS
                                    on behalf of its portfolio, FBR Virginia
                                    Tax-Free Portfolio

                                    Name: /s/ Susan L. Silva
                                    Title:Treasurer


                                    MTB GROUP OF FUNDS
                                    on behalf of its portfolio,
                                    MTB Virginia Municipal Bond Fund

                                    Name: /s/ Judith J. Mackin
                                    Title:Vice President


                                    MTB INVESTMENT ADVISORS, INC.,
                                    with respect to the agreement described
                                    in Article IX, Section 9.1 of the
                                    Agreement

                                    Name: /s/ William F. Dwyer
                                    Title:President and Chief Investment Officer


                                    FBR FUND ADVISERS, INC.,
                                    with respect to the agreements described in Article IX, Section 9.1 and Article XII, Section 12.1 of the Agreement

                                    Name: /s/ W. Bart Sanders
                                    Title:Senior Vice President and Assistant
                                    Secretary


                                    FRIEDMAN, BILLINGS, RAMSEY
                                    GROUP, INC.,
                                    with respect to the agreement described
                                    in Article XII, Section 12.1 of the
                                    Agreement

                                    Name: /s/ Richard J. Hendrix
                                    Title: President and Chief Operating Officer